Prospectus Supplement Equity Income Fund

Supplement dated January 1, 2023 ■ Prospectus dated August 1, 2022

The following replaces the entry for Brian Woglom in The Fund Management Team section on page 10 of the prospectus:

Brian Woglom (operational lead portfolio manager)
Mr. Woglom, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2005. He became a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.

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